UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2005

Commission File Number 0-49659

XRG, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	58-2583457 (IRS Employer Identification No.)

601 Cleveland Street, Suite 820, Clearwater, Florida (Address of principal executive offices)	33755 (Zip Code)

(727) 475-3060
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06 Material Impairments.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 8.01 Other Events.
Signature

Item  2.06  Material Impairments.

The Registrant concludes that a material charge for impairment of goodwill is required under generally accepted accounting principles (“GAAP’) applicable to the Registrant. The impairment charge will add to the Registrant’s losses, which are to be reported in its Form 10-KSB for the annual period ended March 31, 2005.

(a) The Registrant’s Board of Directors, other than Mr. Couture, (there is no separate audit committee) made the final conclusion on July 5, 2005 that this charge was required.

The impairment currently affects approximately $3,720,000 of goodwill.

The Registrant’s goodwill was created in the purchase of businesses in fiscal years 2004 and 2005. In 2005, the Registrant opted to change its business model from that of owner/operator of tractor trailers and other trucking equipment to agency arrangements. The impairment of goodwill results from restructuring transactions in which we acquired trucking companies into agency relationships.

(b) Registrant estimates that the impairment charge will be $3,720,000, arising from elimination of goodwill.

(c) There is no expectation of any expenditure of cash by the Registrant in the case of this impairment charge to goodwill.

On July 5, 2005, the Board of Directors of the Company (except Mr. Couture) concluded that the previously issued quarterly financial statements for the nine months ended December 31, 2004 should not be relied upon because of errors in those financial statements and changes in circumstances and that the Company would restate these financial statements to make the necessary accounting and other corrections. The subject matter giving rise to this conclusion was discussed with the Company’s independent public accounting firm, Mahoney Cohen & Company, CPA, P.C.

The changes and corrections requiring a restatement for a correction of an error relate to the recording of fixed assets of approximately $1,373,630 and related debt of $443,102 of J. Bently Companies, Inc. (“JBC”) during the 3rd Quarter ending December 31, 2004. The Registrant is not aware of any event or circumstances which occurred during the Quarter ended December 31, 2004, which would give rise to recording the assets and liabilities of JBC during the Quarter ended December 31, 2004. Accordingly, the recording of the JBC assets and liabilities will be reversed and no longer reflected on the Registrant’s financial statements.

As more fully disclosed in Item 8.01 – Other Events, the Registrant will also be amending its quarterly reports on Form 10-QSB for the periods ending June 30, 2004, September 30, 2004 and December 31, 2004 (collectively the “Applicable Reports”) to amend and restate financial statements and other information with respect to these reports relating to, among other matters (i) treating the RSV merger as void ab initio and (ii) changing certain of the Registrant’s responses to internal controls and procedures deficiencies and remediations.

All necessary corrections and restated financial statements will be filed as promptly as practicable.

Our Board of Directors has reviewed these matters with our independent accountants.

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In light of the restatement, readers should no longer rely on our previously filed consolidated financial statements and other financial information for the Applicable Reports.

Item  5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously disclosed in a Form 8-K, filed on June 3, 2005, the Company’s former Chief Financial Officer, Stephen Couture, has instituted a lawsuit against the Company alleging breach of his employment agreement. Mr. Couture is no longer serving as XRG’s Chief Financial Officer. Mr. Couture is alleging that XRG has terminated his position “without cause”, and accordingly he is entitled to the severance payments under his employment agreement. XRG is continuing to evaluate this complaint and intends to vigorously defend against this action. XRG is currently soliciting the services of a new Chief Financial Officer in the Pittsburgh, Pennsylvania area.

Item  8.01  Other Events.

On July 5, 2005, the Board of Directors of the Company, after discussions with its independent public accounting firm, Mahoney Cohen & Co., CPA, P.C., concluded that amendments to the Applicable Reports will be made to reflect the reversal of entries relating to the RSV, Inc. merger and changing certain of the Registrant’s responses to internal controls and procedures deficiencies or remediations. As previously disclosed, the Registrant determined not to assume the liabilities and debts of RSV based upon the results of its due diligence investigations and its limited financial resources. Pursuant to the RSV Merger Agreement, the stock of RSV was to be held in escrow. However, it is the Registrant’s understanding that the RSV shares were never delivered to the escrow agent. However, the Registrant issued its shares to the RSV shareholders. In addition, the Registrant never took title to the RSV assets. Accordingly, the Registrant believes that the RSV shareholders have the right to retain their shares and the XRG shares issued to the RSV shareholders should be returned to XRG. Based upon the above factors, the Registrant has treated the RSV merger as void ab initio (as if it never happened). All financial transactions booked for RSV during fiscal year end March 2005, except for certain note payments made by the Registrant on RSV’s behalf, will be reversed. The following is a summary of the cumulative adjustments at December 31, 2004 in connection with reversing the previous entries in connection with RSV.

RSV
Fixed Assets:	$2,030,000
Debt:	$1,677,431
Revenues:	$3,728,244
Expenses:	$3,411,101
Net Income:	$317,143

Our previous auditors, Pender Newkirk & Company, CPA’s, (“PNC”), advised us of weaknesses in our internal accounting controls necessary for the preparation of financial statements during our fiscal year ended March 31, 2004. In our previous Applicable Reports, including the Amendments thereto, we disclosed certain responses and actions identifying the remediation of such weaknesses, which were prepared by our former Chief Financial Officer. The Registrant has determined it is necessary to modify such responses inasmuch as certain of the remediation efforts have not taken place, changes in circumstances require amendments to such responses, and certain of such responses were not factually accurate. Mr. Couture, our former CFO, disagrees with these statements.

All necessary corrections and restated financial statements for the Applicable Reports will be filed as promptly as practical.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 7, 2005	XRG, INC.
	By:	/s/ Richard Francis
	Print Name:	Richard Francis
	Title:	Chief Executive Officer

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